UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 25, 2026
IP STRATEGY HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 25, 2026, at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) of IP Strategy Holdings, Inc. (the “Company”), the Company's stockholders approved an amendment (“Amendment No. 3”) to the IP Strategy Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) to increase the maximum total number of shares of common stock that may be issued under the 2024 Plan to 500,000 shares (an increase of 412,500 shares). The Company’s Board of Directors (the “Board”) approved Amendment No. 3 to the 2024 Plan, subject to stockholder approval, on April 27, 2026.
The foregoing description of Amendment No. 3 to the 2024 Plan is qualified in its entirety by reference to Amendment No. 3, which is filed as Exhibit 10.1 to this report. A more complete description of the terms of Amendment No. 3 and the 2024 Plan can be found in “Proposal Two - Approval of an Amendment to the 2024 Plan to Increase the Plan’s Shares Available for Issuance” on pages 20 to 26 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2026 (the “2026 Proxy Statement”), which description is incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 25, 2026, the Company held the 2026 Annual Meeting. At the 2026 Annual Meeting, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are described in the 2026 Proxy Statement. Stockholders representing approximately 48% of the Company’s outstanding shares of common stock as of the record date were present or represented by proxy at the meeting, constituting a quorum.
Proposal 1
The Company’s stockholders cast their votes as set forth below to elect three (3) Class II Directors to the Company’s Board of Directors for a three-year term or until their successors are duly qualified and elected:

Name	Votes For	Votes Withheld	Broker Non-Votes
Matthew J. Swann	118,369	12,395	131,599
Jennifer D.H. Stiefel	127,890	2,874	131,599
Andrew M. Varga	128,460	2,304	131,599
Proposal 2
The Company’s stockholders cast their votes as set forth below to approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the shares available for issuance:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,914	44,684	1,166	131,599
Proposal 3
The Company’s stockholders cast their votes as set forth below to ratify the appointment of CBIZ CPAs P.C. as independent registered accounting firm for fiscal year 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
251,925	9,202	1,236	0

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to the IP Strategy Holdings, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	IP STRATEGY HOLDINGS, INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
4